   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 11, 2003

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           LAMAR ADVERTISING COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          DELAWARE                                                      72-1449411
                (STATE OR OTHER JURISDICTION                                         (I.R.S. EMPLOYER
             OF INCORPORATION OR ORGANIZATION)                                    IDENTIFICATION NUMBER)

                            5551 CORPORATE BOULEVARD
                          BATON ROUGE, LOUISIANA 70808
                                 (225) 926-1000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                             ---------------------
                              KEVIN P. REILLY, JR.
                            CHIEF EXECUTIVE OFFICER
                           LAMAR ADVERTISING COMPANY
                            5551 CORPORATE BOULEVARD
                          BATON ROUGE, LOUISIANA 70808
                                 (225) 926-1000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                             ---------------------
                                WITH A COPY TO:

                              GEORGE TICKNOR, ESQ.
                               PALMER & DODGE LLP
                             111 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02119-7613
                                 (617) 573-0100

        Approximate date of commencement of proposed sale to the public:

   From time to time after the effective date of this registration statement.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

   Pursuant to Rule 429 under the Securities Act of 1933, the prospectus included in this Registration Statement relates to the $288,000,000 of securities registered hereby and to the $212,000,000 of securities remaining unsold under the Registration Statement on Form S-3 (No. 333-48288) previously filed by the Registrant.

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                PROPOSED MAXIMUM OFFERING   PROPOSED MAXIMUM AGGREGATE
TITLE OF SECURITIES TO BE REGISTERED  AMOUNT TO BE REGISTERED       PRICE PER UNIT(1)          OFFERING PRICE(2)(3)
----------------------------------------------------------------------------------------------------------------------
Debt Securities of Lamar Advertising
 Company (the "Company")(3)...
----------------------------------------------------------------------------------------------------------------------
Guarantees of Co-Registration of
 Debt Securities(4)...
----------------------------------------------------------------------------------------------------------------------
Preferred Stock, $.001 par value, of
 the Company...
----------------------------------------------------------------------------------------------------------------------
Class A Common Stock, $.001 par
 value, of the Company...
----------------------------------------------------------------------------------------------------------------------
Warrants of the Company...
----------------------------------------------------------------------------------------------------------------------
Total for Securities Being
 Registered for the Account of the
 Registrant(5)...                          $288,000,000(6)                 100%                    $288,000,000(6)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                         AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED  REGISTRATION FEE
Debt Securities of Lamar Advertising
 Company (the "Company")(3)...
-----------------------------------------------------------------------
Guarantees of Co-Registration of
 Debt Securities(4)...
----------------------------------------------------------------------------------------
Preferred Stock, $.001 par value, of
 the Company...
---------------------------------------------------------------------------------------------------------
Class A Common Stock, $.001 par
 value, of the Company...
----------------------------------------------------------------------------------------------------------------------
Warrants of the Company...
----------------------------------------------------------------------------------------------------------------------
Total for Securities Being
 Registered for the Account of the
 Registrant(5)...                        $23,299.20
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1) The proposed maximum offering price per unit of the securities being registered for the account of the Registrant will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder.

(2) The proposed maximum aggregate offering price of the securities being registered for the account of the Registrant has been estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act. Rule 457(o) permits the registration fee to be calculated on the basis of the maximum offering price of all of the securities listed and, therefore, the table does not specify by each class information as to the amount to be registered, the maximum offering price per unit or the proposed maximum aggregate offering price.

(3) If any Debt Securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate initial offering price not to exceed $288,000,000.

(4) No separate consideration will be received from purchasers of Debt Securities with respect to these Guarantees and, therefore, no registration fee is attributable to the Guarantees of the Debt Securities.

(5) In no event will the aggregate offering price of all securities issued from time to time by the Registrant for its own account pursuant to this Registration Statement exceed 288,000,000 or the equivalent thereof in one or more foreign currencies, foreign currency units or composite currencies. The aggregate amount of Lamar Class A common stock registered hereunder for the account of the Registrant is further limited to that which is permissible under Rule 415(a)(4) under the Securities Act. The securities registered hereunder may be sold separately or as units with other securities registered hereby.

(6) Does not include securities having an aggregate maximum offering price equal to $212,000,000 eligible to be sold under the Registrant's Registration Statement on Form S-3 (No. 333-48288), which are being carried forward to this Registration Statement. The amount of the filing fee associated with such securities, which was previously paid in connection with the earlier registration statement, was $55,968.
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        TABLE OF ADDITIONAL REGISTRANTS

                                                         STATE OR OTHER JURISDICTION OF          IRS EMPLOYER
 EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER     INCORPORATION OR ORGANIZATION     IDENTIFICATION NUMBER
-------------------------------------------------------  -------------------------------   ------------------------
American Signs, Inc. ..................................            Washington                     91-1642046
Canadian TODS Limited..................................        Nova Scotia, Canada                   N/A
Colorado Logos, Inc. ..................................             Colorado                      84-1480715
Delaware Logos, L.L.C. ................................             Delaware                      51-0392715
Florida Logos, Inc. ...................................              Florida                      65-0671887
Georgia Logos, L.L.C. .................................              Georgia                      72-1469485
Hardin Development Corporation.........................              Florida                      59-3194679
Interstate Logos, L.L.C. ..............................             Louisiana                     72-1490893
Kansas Logos, Inc. ....................................              Kansas                       48-1187701
Kentucky Logos, LLC....................................             Kentucky                      62-1839054
Lamar Advan, Inc. .....................................           Pennsylvania                    25-1736076
Lamar Advantage GP Company, LLC........................             Delaware                      72-1490891
Lamar Advantage Holding Company........................             Delaware                      76-0619569
Lamar Advantage LP Company, LLC........................             Delaware                      76-0637519
Lamar Advantage Outdoor Company, L.P. .................             Delaware                      74-2841299
Lamar Advertising of Colorado Springs, Inc. ...........             Colorado                      72-0931093
Lamar Advertising of Kentucky, Inc. ...................             Kentucky                      61-1306385
Lamar Advertising of Louisiana, L.L.C. ................             Louisiana                     72-1462297
Lamar Advertising of Michigan, Inc. ...................             Michigan                      38-3376495
Lamar Advertising of Oklahoma, Inc. ...................             Oklahoma                      73-1178474
Lamar Advertising of Penn, LLC.........................             Delaware                      72-1462301
Lamar Advertising of South Dakota, Inc. ...............           South Dakota                    46-0446615
Lamar Advertising of Youngstown, Inc. .................             Delaware                      23-2669670
Lamar Advertising Southwest, Inc. .....................              Nevada                       85-0113644
Lamar Air, L.L.C. .....................................             Louisiana                     72-1277136
Lamar Benches, Inc. ...................................             Oklahoma                      73-1524386
Lamar Central Outdoor, Inc. ...........................             Delaware                      76-0637519
Lamar DOA Tennessee Holdings, Inc. ....................             Delaware                      41-1991164
Lamar DOA Tennessee, Inc. .............................             Delaware                      41-1882464
Lamar Electrical, Inc. ................................             Louisiana                     72-1392115
Lamar Florida, Inc. ...................................              Florida                      72-1467178
Lamar I-40 West, Inc. .................................             Oklahoma                      73-1498886
Lamar Media Corp.......................................             Delaware                      72-1205791
Lamar OCI North Corporation............................             Delaware                      38-2885263
Lamar OCI South Corporation............................            Mississippi                    64-0520092
Lamar Ohio Outdoor Holding Corp........................               Ohio                        34-1597561
Lamar Oklahoma Holding Company, Inc. ..................             Oklahoma                      73-1474290
Lamar Pensacola Transit, Inc. .........................              Florida                      59-3391978
Lamar Pinnacle Acquisition Co..........................              Georgia                      02-0667329
Lamar T.T.R., L.L.C. ..................................              Arizona                      86-0928767
Lamar Tennessee, L.L.C. ...............................             Tennessee                     72-1309007
Lamar Texas General Partner, Inc. .....................             Louisiana                     72-1309003
Lamar Texas Limited Partnership........................               Texas                       72-1309005
Lamar Transit Advertising of New Orleans, LLC..........             Delaware                      52-2122268
LC Billboard L.L.C. ...................................             Delaware                      63-1692342
Maine Logos, L.L.C. ...................................               Maine                       72-1492985
Michigan Logos, Inc. ..................................             Michigan                      38-3071362
Minnesota Logos, Inc. .................................             Minnesota                     41-1800355
Mississippi Logos, L.L.C. .............................            Mississippi                    72-1469487
Missouri Logos, LLC....................................             Missouri                      72-1485587
Nebraska Logos, Inc. ..................................             Nebraska                      72-1137877
Nevada Logos, Inc. ....................................              Nevada                       88-0373108
New Jersey Logos, L.L.C. ..............................            New Jersey                     72-1469048
New Mexico Logos, Inc. ................................            New Mexico                     85-0446801
Ohio Logos, Inc. ......................................               Ohio                        72-1148212
Oklahoma Logos, L.L.C. ................................             Oklahoma                      72-1469103
Outdoor Marketing Systems, Inc. .......................           Pennsylvania                    23-2659279
Outdoor Marketing Systems, LLC.........................           Pennsylvania                    23-2659279
Outdoor Promotions West, LLC...........................             Delaware                      22-3598746
Parsons Development Company............................              Florida                      59-3500218
Revolution Outdoor Advertising, Inc. ..................              Florida                      59-3418650
South Carolina Logos, Inc. ............................          South Carolina                   58-2152628
Stokely Ad Agency, L.L.C. .............................             Oklahoma                      43-2007969
Tennessee Logos, Inc. .................................             Tennessee                     62-1649765
Texas Logos, L.P. .....................................               Texas                       72-1490894
The Lamar Company, L.L.C. .............................             Louisiana                     72-1462298
TLC Properties II, Inc. ...............................               Texas                       72-1336624
TLC Properties, Inc. ..................................             Louisiana                     72-0640751
TLC Properties, L.L.C. ................................             Louisiana                     72-1417495
Trans West Outdoor Advertising, Inc. ..................            California                     33-0825978
Transit America Las Vegas, L.L.C. .....................             Delaware                      88-0386243
Triumph Outdoor Holdings, LLC..........................             Delaware                      13-3990438
Triumph Outdoor Rhode Island, LLC......................             Delaware                      05-0500914
Utah Logos, Inc. ......................................               Utah                        72-1148211
Virginia Logos, LLC....................................             Virginia                      62-1839208
Washington Logos, L.L.C. ..............................            Washington                     73-1648809

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                SUBJECT TO COMPLETION, DATED SEPTEMBER 11, 2003

PROSPECTUS

                                  $500,000,000

                           LAMAR ADVERTISING COMPANY

                       DEBT SECURITIES, PREFERRED STOCK,
                       CLASS A COMMON STOCK AND WARRANTS

     Lamar Advertising Company may offer to the public from time to time in one or more series or issuances:

     - debt securities consisting of debentures, notes or other evidences of indebtedness;

     - shares of its preferred stock;

     - shares of its Class A common stock; or

     - warrants to purchase Class A common stock, preferred stock or debt securities.

     Lamar Class A common stock trades on the Nasdaq National Market under the symbol "LAMR". Any Class A common stock sold by means of a prospectus supplement to this prospectus may be listed on the Nasdaq National Market.

     This prospectus provides you with a general description of the securities that we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and any prospectus supplement together with additional information described under the heading "Where You Can Find More Information" beginning on page 1 of this prospectus before you make your investment decision.

     In this prospectus, "Lamar," "we," "us" and "our" refer to Lamar Advertising Company, excluding, unless the context otherwise requires, its subsidiaries.

     SEE RISK FACTORS BEGINNING ON PAGE 4 FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS IN THESE SECURITIES.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS OR ANY ACCOMPANYING PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This prospectus may not be used to sell securities unless it is accompanied by a prospectus supplement.

                The date of this prospectus is           , 2003.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Where You Can Find More Information.........................     1
Business of Lamar...........................................     2
Note Regarding Forward-Looking Statements...................     2
Risk Factors................................................     4
Use of Proceeds.............................................     8
Ratio of Earnings to Fixed Charges and Preferred Stock
  Dividends.................................................     8
Description of Debt Securities..............................     9
Description of Preferred Stock..............................    16
Description of Lamar Class A Common Stock...................    19
Description of Warrants.....................................    20
Plan of Distribution........................................    22
Legal Matters...............................................    23
Experts.....................................................    23

     This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission. You should rely only on the information that we have provided or incorporated by reference in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with information different from that contained in this prospectus. No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representation. This prospectus is an offer to sell only the securities offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. You should assume that the information in this prospectus or any prospectus supplement is accurate only as of the date on the front of the document and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference, regardless of the time of delivery of this prospectus or any sale of a security.

                      WHERE YOU CAN FIND MORE INFORMATION

     Lamar and Lamar Media each file annual, quarterly and special reports and other information with the SEC. Lamar also files proxy statements with the SEC. You may read and copy any document we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Lamar and Lamar Media's SEC filings are also available on the SEC's Website at "http://www.sec.gov." Copies of certain information filed by us with the SEC are also available on our website at http://www.lamar.com.Our website is not part of this prospectus.

     The SEC allows us to "incorporate by reference" information from other documents that we file with them, which means that we can disclose important information by referring to those documents. The information incorporated by reference is considered to be part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the sale of all the shares covered by this prospectus, provided, however, that we are not incorporating any information furnished under Item 9 or Item 12 of any Current Report on Form 8-K:

     - Annual Report on Form 10-K for the year ended December 31, 2002 filed with the SEC on March 26, 2003;

     - Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2003 filed with the SEC on May 15, 2003 and August 13, 2003, respectively;

     - Current Reports on Form 8-K of Lamar filed with the SEC on June 5, 2003 and June 16, 2003 and by Lamar Media on June 2, 2003;

     - The description of the Class A common stock contained in our Registration Statement on Form 8-A/A filed with the SEC on July 27, 1999.

     You may request a copy of these filings, at no cost, by writing or telephoning using the following contact information:

                              Shareholder Services
                           Lamar Advertising Company
                            5551 Corporate Boulevard
                             Baton Rouge, LA 70808
                                 (225) 926-1000

     You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information different from that contained in and incorporated by reference into this prospectus. We are offering to sell securities and soliciting offers to buy securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of securities offered by this prospectus.

                               BUSINESS OF LAMAR

     We are one of the largest outdoor advertising companies in the United States based on number of displays and have operated under the Lamar name since 1902. As of June 30, 2003, we owned and operated approximately 149,000 billboard advertising displays in 43 states, operated over 97,000 logo sign displays in 21 states and the province of Ontario, Canada, and operated approximately 13,000 transit advertising displays in 15 states.

     The three principal areas that make up our business are:

     - Billboard advertising. We offer our customers a fully integrated service, covering their billboard display requirements from ad copy production to placement and maintenance. Our billboard advertising displays are comprised of bulletins and posters. As a result of their greater impact and higher cost, bulletins are usually located on major highways. Posters are usually concentrated on major traffic arteries or on city streets to target pedestrian traffic.

     - Logo signs. We are the largest provider of logo sign services in the United States, operating 21 of the 26 privatized state logo sign contracts. Logo signs are erected near highway exits to direct motor traffic to service and tourist attractions, as well as to advertise gas, food, camping and lodging.

     - Transit advertising. We provide transit advertising in 40 transit markets. Transit displays appear on the exterior or interior of public transportation vehicles or stations, such as buses, trains, commuter rail, subways, platforms and terminals.

     Our business has grown rapidly through a combination of internal growth and acquisitions. Our growth has been enhanced by strategic acquisitions that resulted in increased operating efficiencies, greater geographic diversification and increased market penetration. Historically, we have focused on small to mid-sized markets where we have pursued acquisition opportunities in order to establish a leadership position. Since January 1, 1997, we have successfully completed over 490 acquisitions of outdoor advertising businesses and assets. Our acquisitions have expanded our operations in major markets. We currently have a presence in 24 of the top 50 outdoor advertising markets in the United States. Our large national footprint gives us the ability to offer cross-market advertising opportunities to both our local and national advertising customers.

     Our principal executive offices are located at 5551 Corporate Boulevard, Baton Rouge, Louisiana 70808 and our telephone number is (225) 926-1000.

                   NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This prospectus, including documents incorporated by reference, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These are statements that relate to future periods and include statements regarding our anticipated performance.

     Generally, the words anticipates, believes, expects, intends, estimates, projects, plans and similar expressions identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements or industry results, to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These risks, uncertainties and other important factors are described in this prospectus, including under "Risk Factors" and include, among others:

     - the performance of the U.S. economy generally and the level of expenditures on advertising, including, in particular, outdoor advertising;

     - our ability to renew expiring and negotiate new contracts at favorable rates;

     - our ability to fully utilize our outdoor advertising capacity;

     - the integration of businesses that we acquire and our ability to recognize cost savings or operating efficiencies as a result of these acquisitions;

     - risks and uncertainties relating to our significant indebtedness;

     - our need for and ability to obtain additional funding for acquisitions or operations; and

     - the regulation of the outdoor advertising industry by federal, state and local governments.

     Although we believe that the statements contained in this prospectus are based upon reasonable assumptions, we can give no assurance that our goals will be achieved. Given these uncertainties, prospective investors are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are made as of the date of this prospectus. We assume no obligation to update or revise them or provide reasons why actual results may differ.

                                  RISK FACTORS

     An investment in our securities involves a number of risks. In deciding whether to invest, you should carefully consider the following factors, the information contained in this prospectus and the other information that we have referred you to. It is especially important to keep these risk factors in mind when you read forward-looking statements.

WE MAY BE UNABLE TO GENERATE SUFFICIENT CASH FLOW TO SATISFY OUR SIGNIFICANT DEBT SERVICE OBLIGATIONS.

     Our ability to generate cash flow from operations to make principal and interest payments on our debt will depend on our future performance, which will be affected by a range of economic, competitive and business factors. We cannot control many of these factors, including general economic conditions, our customers' allocation of advertising expenditures among available media and the amount spent on advertising in general. If our operations do not generate sufficient cash flow from operations to satisfy our debt service obligations, we may need to borrow additional funds to make these payments or undertake alternative financing plans, such as refinancing or restructuring our debt, or reducing or delaying capital investments and acquisitions. Additional funds or alternative financing may not be available to us on favorable terms, or at all. Our inability to generate sufficient cash flow from operations or obtain additional funds or alternative financing on acceptable terms could have a material adverse effect on our business, financial condition and results of operations.

RESTRICTIONS IN OUR DEBT AGREEMENTS AND IN THE DEBT AGREEMENTS OF OUR WHOLLY OWNED SUBSIDIARY, LAMAR MEDIA CORP., REDUCE OUR OPERATING FLEXIBILITY AND CONTAIN COVENANTS AND RESTRICTIONS THAT CREATE THE POTENTIAL FOR DEFAULTS.

     The terms of Lamar Media's bank credit facility and the indentures relating to Lamar Media's outstanding notes restrict, among other things, our ability and the ability of Lamar Media to:

     - incur or repay debt;

     - dispose of assets;

     - create liens;

     - make investments;

     - enter into affiliate transactions; and

     - pay dividends.

     Under Lamar Media's bank credit facility it must maintain specified financial ratios and levels including:

     - a minimum interest coverage ratio;

     - a minimum fixed charges coverage ratio;

     - a maximum senior debt ratio; and

     - a maximum total debt ratio.

     If we fail to comply with these tests, the lenders have the right to cause all amounts outstanding under Lamar Media's bank credit facility to become immediately due. If this were to occur, and the lenders decide to exercise their right to accelerate the indebtedness, it would create serious financial problems for us and could lead to an event of default under the indentures governing our debt, including the notes. Any of these events could have a material adverse effect on our business, financial condition and results of operations. Our ability to comply with these restrictions, and any similar restrictions in future agreements, depends on our operating performance. Because our performance is subject to prevailing economic, financial and business conditions and other factors that are beyond our control, we may be unable to comply with these restrictions in the future.

OUR REVENUES ARE DERIVED FROM ADVERTISING AND ADVERTISING IS PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND ADVERTISING TRENDS.

     We sell advertising space to generate revenues. Advertising spending is particularly sensitive to changes in general economic conditions and advertising spending typically decreases when economic conditions are tough. A decrease in demand for advertising space could adversely affect our business. A reduction in money spent on our advertising displays could result from:

     - a general decline in economic conditions;

     - a decline in economic conditions in particular markets where we conduct business;

     - a reallocation of advertising expenditures to other available media by significant customers; or

     - a decline in the amount spent on advertising in general.

OUR OPERATIONS ARE SIGNIFICANTLY IMPACTED BY THE REGULATION OF OUTDOOR ADVERTISING BY FEDERAL, STATE AND LOCAL GOVERNMENTS.

     Our operations are significantly impacted by federal, state and local government regulation of the outdoor advertising business. The federal government conditions federal highway assistance on states imposing location restrictions on the placement of billboards on primary and interstate highways. Federal laws also impose size, spacing and other limitations on billboards. Some states have adopted standards more restrictive than the federal requirements. Local governments generally control billboards as part of their zoning regulations. Some local governments have enacted ordinances that require removal of billboards by a future date. In addition, four states have enacted bans on billboard advertising.

     Others prohibit the construction of new billboards and the reconstruction of significantly damaged billboards, or allow new construction only to replace existing structures.

     Local laws that mandate removal of billboards at a future date often do not provide for payment to the owner for the loss of structures that are required to be removed. Some federal and state laws require payment of compensation in such circumstances. Local laws that require the removal of a billboard without compensation have been challenged in state and federal courts with conflicting results. Accordingly, we may not be successful in negotiating acceptable arrangements when our displays have been subject to removal under these types of local laws.

     Additional regulations may be imposed on outdoor advertising in the future. Legislation regulating the content of billboard advertisements has been introduced in Congress from time to time in the past. Additional regulations or changes in the current laws regulating and affecting outdoor advertising at the federal, state or local level may have a material adverse effect on our results of operations.

OUR CONTINUED GROWTH THROUGH ACQUISITIONS MAY BECOME MORE DIFFICULT AND INVOLVES COSTS AND UNCERTAINTIES.

     Historically, we have substantially increased our inventory of advertising displays through acquisitions. Our growth strategy involves acquiring outdoor advertising businesses and assets in markets where we currently compete, as well as in new markets. The following factors, however, may affect our ability to continue to pursue this strategy effectively:

     - there might not be suitable acquisition candidates, particularly as a result of the consolidation of the outdoor advertising industry, and we may have a more difficult time negotiating acquisitions that are favorable to us;

     - we may face increased competition from other outdoor advertising companies, which may have greater financial resources than us, for the businesses and assets we wish to acquire, which may result in higher prices for those businesses and assets;

     - we may not have access to sufficient capital resources on acceptable terms, if at all, to finance our acquisitions and may not be able to obtain required consents from our lenders;

     - we may be unable to effectively integrate acquired businesses and assets with our existing operations as a result of unforeseen difficulties that could require significant time and attention from our management that would otherwise be directed at developing our existing business; and

     - we may not realize the benefits and cost savings that we anticipate from our acquisitions.

WE FACE COMPETITION FROM LARGER AND MORE DIVERSIFIED OUTDOOR ADVERTISERS AND OTHER FORMS OF ADVERTISING THAT COULD HURT OUR PERFORMANCE.

     We cannot be sure that in the future we will compete successfully against the current and future forms of outdoor advertising and other media. The competitive pressure that we face could adversely affect our profitability or financial performance. Although we are one of the largest companies focusing exclusively on outdoor advertising, we face competition from larger companies with more diversified operations that also include television, radio and other broadcast media. In addition, our diversified competitors have the opportunity to cross-sell their different advertising products to their customers. We also face competition from other forms of media, including newspapers, direct mail advertising and the Internet. We must also compete with an increasing variety of other out-of-home advertising media that include advertising displays in shopping centers, malls, airports, stadiums, movie theaters and supermarkets, and on taxis, trains and buses.

IF OUR CONTINGENCY PLANS RELATING TO HURRICANES FAIL, THE RESULTING LOSSES COULD HURT OUR BUSINESS.

     Although we have developed contingency plans designed to deal with the threat posed to advertising structures by hurricanes and other natural disasters, it is possible that these plans will not work. If these plans fail, significant losses could result.

     We have determined that it is not economical to obtain insurance against losses from hurricanes and other natural disasters. Instead, we have developed contingency plans to deal with the threat of hurricanes. For example, we remove the advertising faces on billboards at the onset of a storm, when possible, which better permits the structures to withstand high winds during a storm. We then replace these advertising faces after the storm has passed. However, these plans may not be effective in the future and, if they are not, significant losses may result.

OUR LOGO SIGN CONTRACTS ARE SUBJECT TO STATE AWARD AND RENEWAL.

     A portion of our revenues and operating income come from our state-awarded service contracts for logo signs. For the six months ended June 30, 2003, approximately 5% of our net revenues were derived from our logo sign contracts. We cannot predict what remaining states, if any, will start logo sign programs or convert state-run logo sign programs to privately operated programs. We currently compete with three other logo sign providers, as well as local companies, for state-awarded service contracts for logo signs. Generally, state-awarded logo sign contracts have terms of five to ten years with additional renewal periods. Some states have the right to terminate a contract early, but in most cases must pay compensation to the logo sign provider for early termination. At the end of the term of the contract, ownership of the structures is transferred to the state. Depending on the contract in question, the logo sign provider may or may not be entitled to compensation at the end of the contract term. Of our 21 logo sign contracts in place at June 30, 2003, one terminated in July and three are scheduled to terminate in 2003, one in September and two in December, and one is subject to renewal in September 2003. The states may not award us new logo sign contracts or renew our existing contracts. In addition, after a new state-awarded logo contract is received, we generally incur significant start-up costs. If we do not continue to have access to the capital necessary to finance those costs we would not be able to accept new contracts.

WE HAVE SIGNIFICANT STOCKHOLDERS WHO ARE ABLE TO CONTROL THE OUTCOME OF ALL MATTERS SUBMITTED TO OUR STOCKHOLDERS FOR APPROVAL AND WHOSE INTERESTS MAY BE DIFFERENT THAN YOURS.

     Certain members of the Reilly family, including Kevin P. Reilly, Jr., our president and chief executive officer, as of June 30, 2003, own in the aggregate approximately 16% of Lamar's common stock, assuming the conversion of all Class B common stock to Class A common stock. This represents 65% of Lamar's outstanding voting stock. By virtue of such stock ownership, such persons have the power to:

     - elect our entire board of directors;

     - control our management and policies; and

     - determine the outcome of any corporate transaction or other matters required to be submitted to our stockholders for approval, including the amendment of its certificate of incorporation, mergers, consolidation and the sale of all or substantially all of its or our assets.

     As their interests in Lamar may be different from your interests, the foregoing stockholders may exercise their control in a manner detrimental to your interests.

OUR BY-LAWS AND CERTIFICATE OF INCORPORATION CONTAIN CERTAIN ANTI-TAKEOVER PROVISIONS THAT MAY MAKE IT HARDER TO REALIZE A PREMIUM OVER OUR CLASS A COMMON STOCK'S MARKET PRICE OR MAY AFFECT THE MARKET PRICE OF THE NOTES AND THE CLASS A COMMON STOCK

     Certain provisions of our certificate of incorporation and by-laws may discourage a third party from offering to purchase us. These provisions, therefore, inhibit actions that would result in a change in control of us. Some of these actions would otherwise give the holders of the Class A common stock (into which the notes are convertible) the opportunity to realize a premium over the then-prevailing market price of the stock.

     These provisions may also adversely affect the market price of the notes and the Class A common stock. For example, under our certificate of incorporation we can issue "blank check" preferred stock with such designations, rights and preferences as our board of directors determines from time to time. If issued, this type of preferred stock could be used as a method of discouraging, delaying or preventing a change in control of us. In addition, if we issue preferred stock, it may adversely affect the voting and dividend rights, rights upon liquidation and other rights that holders of the common stock currently hold. We do not currently intend to issue any shares of this type of preferred stock, but retain the right to do so in the future.

     Furthermore, we are subject to Section 203 of the Delaware General Corporation Law, which may discourage takeover attempts. Section 203 generally prohibits a publicly held Delaware corporation from engaging in a business combination with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder.

YOU MAY NOT RECEIVE ANY CASH DIVIDENDS ON YOUR CLASS A COMMON STOCK.

     Lamar has never paid cash dividends on its Class A common stock and does not currently plan to do so in the future.

                                USE OF PROCEEDS

     Except as otherwise provided in the applicable prospectus supplement, we intend to use the net proceeds from the sale of the securities offered by this prospectus for general corporate purposes, which may include the repayment, refinancing, redemption or repurchase of existing indebtedness or capital stock, working capital, capital expenditures, acquisitions of outdoor advertising assets and businesses and investments. Additional information on the use of net proceeds from the sale of securities offered by this prospectus may be set forth in the prospectus supplement relating to that offering.

        RATIO OF EARNINGS TO FIXED CHARGES AND PREFERRED STOCK DIVIDENDS

     The following table sets forth our ratio of earnings to combined fixed charges and preferred stock dividends on a historical basis for the periods indicated. For purposes of this calculation, "earnings" consist of income (loss) before income taxes and fixed charges. "Fixed charges" consist of interest, amortization of debt issuance costs, preferred stock dividends and the component of rental expense believed by management to be representative of the interest factor for those amounts.

                                                                                   SIX MONTHS
                                                  YEAR ENDED DECEMBER 31,        ENDED JUNE 30,
                                              --------------------------------   --------------
                                              1998   1999   2000   2001   2002        2003
                                              ----   ----   ----   ----   ----   --------------
Ratio of Earnings to Fixed Charges(1).......    --     --     --     --     --          --
Ratio of Earnings to Fixed Charges and
  Preferred Stock Dividends(2)(3)...........    --     --     --     --     --          --

---------------

(1) For the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and the six months ended June 30, 2003, the ratio of earnings to fixed charges was less than a one-to-one coverage due to a deficiency of $11,716, $53,115, $130,855, $153,943, $55,657 and $35,069, respectively.

(2) For the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and the six months ended June 30, 2003, the ratio of earnings to fixed charges and preferred stock dividends was less than a one-to-one coverage due to a deficiency of $12,081, $53,480, $131,220, $154,308, $56,022 and $35,251,
    respectively.

(3) In August 1996, the company issued 5,719.49 shares of Class A preferred stock, $638 par value per share. The Class A preferred stock is entitled to a cumulative annual preferential dividend of $63.80 per share. In July 1999, the Class A preferred stock was reclassified as "Series AA preferred stock" with identical rights and privileges, except that the Series AA preferred stock has voting rights. All 5,719.49 shares of Class A preferred stock were exchanged for an equal number of Series AA preferred stock, all of which were outstanding at June 30, 2000. Following the exchange, there were no shares of Class A preferred stock issued and outstanding.

                         DESCRIPTION OF DEBT SECURITIES

     We will issue the debt securities offered by this prospectus and any accompanying prospectus supplement under an indenture to be entered into by Lamar, the subsidiaries of Lamar, if any, that may guarantee the payment obligations of Lamar under any series of debt securities, which will be referred to herein as the guarantors, and a trustee to be identified in the applicable prospectus supplement, as trustee. The terms of the debt securities will include those stated in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the indenture. We have filed a copy of the proposed form of indenture as an exhibit to the registration statement in which this prospectus is included. Each indenture will be subject to and governed by the terms of the Trust Indenture Act of 1939.

     We may offer under this prospectus up to $500,000,000 aggregate principal amount of debt securities; or if debt securities are issued at a discount, or in a foreign currency, foreign currency units or composite currency, the principal amount as may be sold for an initial public offering price of up to $500,000,000. Unless otherwise specified in the applicable prospectus supplement, the debt securities will represent direct, unsecured obligations of Lamar and will rank equally with all of our other unsecured indebtedness.

     The following statements relating to the debt securities and the indenture are summaries and do not purport to be complete, and are subject in their entirety to the detailed provisions of the indenture.

GENERAL

     We may issue the debt securities in one or more series with the same or various maturities, at par, at a premium, or at a discount. We will describe the particular terms of each series of debt securities in a prospectus supplement relating to that series, which we will file with the SEC. To review the terms of a series of debt securities, you must refer to both the prospectus supplement for the particular series and to the description of debt securities in this prospectus.

     The prospectus supplement will set forth the following terms of the debt securities in respect of which this prospectus is delivered:

     (1) the title;

     (2) the aggregate principal amount;

     (3) the issue price or prices (expressed as a percentage of the aggregate principal amount thereof);

     (4) any limit on the aggregate principal amount;

     (5) the date or dates on which principal is payable;

     (6) the interest rate or rates (which may be fixed or variable) or, if applicable, the method used to determine the rate or rates;

     (7) the date or dates from which the interest, if any, will be payable and any regular record date for the interest payable;

     (8) the place or places where principal and, if applicable, premium and interest, is payable;

     (9) the terms and conditions upon which Lamar may, or the holders may require Lamar to, redeem or repurchase the debt securities;

     (10) the denominations in which the debt securities may be issuable, if other than denominations of $1,000 or any integral multiple thereof;

     (11) whether the debt securities are to be issuable in the form of certificated debt securities (as described below) or global debt securities (as described below);

     (12) the portion of principal amount that will be payable upon declaration of acceleration of the maturity date if other than the principal amount of the debt securities;

     (13) the currency of denomination;

     (14) the designation of the currency, currencies or currency units in which payment of principal and, if applicable, premium and interest, will be made;

     (15) if payments of principal and, if applicable, premium or interest, on the debt securities are to be made in one or more currencies or currency units other than the currency of denomination, the manner in which the exchange rate with respect to these payments will be determined;

     (16) if amounts of principal and, if applicable, premium and interest may be determined (a) by reference to an index based on a currency or currencies other than the currency of denomination or designation or
          (b) by reference to a commodity, commodity index, stock exchange index or financial index, then the manner in which these amounts will be determined;

     (17) the provisions, if any, relating to any security provided for the debt securities;

     (18) any addition to or change in the covenants and/or the acceleration provisions described in this prospectus or in the indenture;

     (19) any events of default, if not otherwise described under "Events of Default";

     (20) the terms and conditions for conversion into or exchange for shares of Class A common stock or preferred stock;

     (21) any other terms, which may modify or delete any provision of the indenture insofar as it applies to that series;

     (22) any depositaries, interest rate calculation agents, exchange rate calculation agents or other agents;

     (23) the terms and conditions, if any, upon which the debt securities and any guarantees thereof shall be subordinated in right of payment to other indebtedness of Lamar or any guarantor; and

     (24) the form and terms of any guarantee.

     We may issue discount debt securities that provide for an amount less than the stated principal amount to be due and payable upon acceleration of the maturity of the debt securities in accordance to the terms of the indenture. We may also issue debt securities in bearer form, with or without coupons. If we issue discount securities or debt securities in bearer form, we will describe United States federal income tax considerations and other special considerations that apply to the debt securities in the applicable prospectus supplement.

     We may issue debt securities denominated in or payable in a foreign currency or currencies or a foreign currency unit or units. If we do so, we will describe the restrictions, elections, general tax considerations, specific terms and other information with respect to the issue of debt securities and the foreign currency or currencies or foreign currency unit or units in the applicable prospectus supplement.

EXCHANGE AND/OR CONVERSION RIGHTS

     If we issue debt securities that may be exchanged for or converted into shares of Class A common stock or preferred stock, we will describe the term of exchange or conversion in the prospectus supplement relating to those debt securities.

TRANSFER AND EXCHANGE

     We may issue debt securities that will be represented by either:

     (1) "book-entry securities," which means that there will be one or more global securities registered in the name of The Depository Trust Company, as depository, or a nominee of the depository; or

     (2) "certificated securities," which means that they will be represented by a certificate issued in definitive registered form.

     We will specify in the prospectus supplement applicable to a particular offering whether the debt securities offered will be book-entry or certificated securities. Except as set forth under "-- Global Debt Securities and Book Entry System" below, book-entry debt securities will not be issuable in certificated form.

CERTIFICATED DEBT SECURITIES

     If you hold certificated debt securities, you may transfer or exchange them at the trustee's office or at the paying agency in accordance with the terms of the indenture. You will not be charged a service charge for any transfer or exchange of certificated debt securities, but may be required to pay an amount sufficient to cover any tax or other governmental charge payable in connection with the transfer or exchange.

     You may effect the transfer of certificated debt securities and of the right to receive the principal of, premium, and/or interest, if any, on your certificated debt securities only by surrendering the certificate representing your certificated debt securities and having us or the trustee issue a new certificate to the new holder.

GLOBAL DEBT SECURITIES AND BOOK ENTRY SYSTEM

     The depository has indicated that it would follow the procedures described below to book-entry debt securities.

     Only participants that have accounts with the depository for the related global debt security or persons that hold interests through these participants may own beneficial interests in book-entry debt securities. Upon the issuance of a global debt security, the depository will credit, on its book-entry registration and transfer system, each participants' account with the principal amount of the book-entry debt securities represented by the global debt security that is beneficially owned by that participant. The accounts to be credited will be designated by any dealers, underwriters or agents participating in the distribution of the book-entry debt securities. Ownership of book-entry debt securities will be shown on, and the transfer of the ownership interests will be effected only through, records maintained by the depository for the related global debt security (with respect to interests of participants) and on the records of participants (with respect to interests of persons holding through participants). The laws of some states may require that certain purchasers of securities take physical delivery of the securities in definitive form. These laws may impair your ability to own, transfer or pledge beneficial interests in book-entry debt securities.

     So long as the depository for a global debt security, or its nominee, is the registered owner of the global debt security, the depository or its nominee will be considered the sole owner or holder of the book-entry debt securities represented by the global debt security for all purposes under the indenture. Except as described below, beneficial owners of book-entry debt securities will not be entitled to have these securities registered in their names, will not receive or be entitled to receive physical delivery of a certificate in definitive form representing these securities and will not be considered the owners or holders of these securities under the indenture. Accordingly, each person who beneficially owns book-entry debt securities and desires to exercise their rights as a holder under the indenture, must rely on the procedures of the depository for the related global debt security and, if this person is not a participant, on the procedures of the participant through which that person owns its interest, to exercise such rights.

     We understand, however, that under existing industry practice, the depository will authorize the persons on whose behalf it holds a global debt security to exercise certain rights of holders of debt securities. Lamar and its agents, and the guarantors, if any, the trustee, and any of their agents, will treat as the holder of a debt security the persons specified in a written statement of the depository with respect to that global debt security for purposes of obtaining any consents or directions required to be given by holders of the debt securities under the indenture.

     Payments of principal and, if applicable, premium and interest, on book-entry debt securities will be made to the depository or its nominee, as the case may be, as the registered holder of the related global debt security. Lamar and its agents, and the guarantors, if any, the trustee, and any of their agents will not have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the global debt security or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

     We expect that the depository, upon receipt of any payment of principal of, premium, if any, or interest, if any, on a global debt security, will immediately credit participants' accounts with payments in amounts proportionate to the amounts of book-entry debt securities held by each participant as shown on the records of the depository. We also expect that payments by participants to owners of beneficial interests in book-entry debt securities held through these participants will be governed by standing customer instructions and customary practices, as is now the case with the securities held for the accounts of customers in bearer form or registered in "street name." These payments will be the responsibility of the participants.

     If the depository is at any time unwilling or unable to continue as depository or ceases to be a clearing agency registered under the Securities Exchange Act of 1934, we will appoint a successor depository. If we do not appoint a successor depository registered as a clearing agency under the Securities Exchange Act of 1934 within 90 days, we will issue certificated debt securities in exchange for each global debt security. In addition, we may at any time and in our sole discretion determine not to have the book-entry debt securities of any series represented by one or more global debt securities. In that case, we will issue certificated debt securities in exchange for the global debt securities of that series. Global debt securities will also be exchangeable by the holders for certificated debt securities if an event of default with respect to the book-entry debt securities represented by that global debt securities has occurred and is continuing. Any certificated debt securities issued in exchange for a global debt security will be registered in the name or names that the depository instructs the trustee. We expect that these instructions will be based upon directions received by the depository from participants.

     We obtained the information in this section concerning the depository and the depository's book-entry system from sources we believe to be reliable, but we do not take any responsibility for the accuracy of this information.

NO PROTECTION IN THE EVENT OF CHANGE OF CONTROL

     The indenture does not have any covenants or other provisions providing for a put or increased interest or otherwise that would afford holders of debt securities additional protection in the event of a recapitalization transaction, a change of control of Lamar or a highly leveraged transaction. If we offer any covenants of this type or provisions with respect to any debt securities in the future, we will describe them in the applicable prospectus supplement.

COVENANTS

     Unless otherwise indicated in this prospectus or a prospectus supplement, the debt securities will not have the benefit of any covenants that limit or restrict our business or operations, the pledging of our assets or the incurrence by us of indebtedness. We will describe in the applicable prospectus supplement any material covenants of a series of debt securities.

     With respect to any series of senior subordinated debt securities, we will agree not to issue debt which is, expressly by its terms, subordinated in right of payment to any other debt of Lamar or Lamar Media, its wholly owned direct subsidiary, and which is not ranked on a parity with, or subordinate and junior in right of payment to, the senior subordinated debt securities.

CONSOLIDATION, MERGER AND SALE OF ASSETS

     We will agree in the indenture that we will not consolidate with or merge into any other person or convey, transfer, sell or lease our properties and assets substantially as an entirety to any person, unless:

     (1) the person formed by the consolidation or into or with which we are merged or the person to which our properties and assets are conveyed, transferred, sold or leased, is a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia and, if we are not the surviving person, the surviving person has expressly assumed all of our obligations, including the payment of the principal of and, premium, if any, and interest on the debt securities and the performance of the other covenants under the indenture; and

     (2) immediately after giving effect to the transaction, no event of default, and no event which, after notice or lapse of time or both, would become an event of default, has occurred and is continuing under the indenture.

EVENTS OF DEFAULT

     Unless otherwise specified in the applicable prospectus supplement, the following events will be events of default under the indenture with respect to debt securities of any series:

     (1) we fail to pay any principal of, or premium, if any, when it becomes due;

     (2) we fail to pay any interest within 30 days after it becomes due;

     (3) we fail to observe or perform any other covenant in the debt securities or the indenture for 45 days after written notice from the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of that series;

     (4) we are in default under one or more agreements, instruments, mortgages, bonds, debentures or other evidences of indebtedness under which we or any significant subsidiaries then has more than $25 million in outstanding indebtedness, individually or in the aggregate, and either
         (a) this indebtedness is already due and payable in full or (b) this default or defaults have resulted in the acceleration of the maturity of the indebtedness;

     (5) any final judgment or judgments that can no longer be appealed for the payment of more than $25 million in money (not covered by insurance) is rendered against us or any of our significant subsidiaries and has not been discharged for any period of 60 consecutive days during which a stay of enforcement is not in effect; and

     (6) certain events occur involving bankruptcy, insolvency or reorganization of Lamar or any of our significant subsidiaries.

     The trustee may withhold notice to the holders of the debt securities of any series of any default, except in payment of principal or premium, if any, or interest on the debt securities of that series, if the trustee considers it to be in the best interest of the holders of the debt securities of that series to do so.

     If an event of default (other than an event of default resulting from certain events of bankruptcy, insolvency or reorganization) occurs, and is continuing, then the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of any series may accelerate the maturity of the debt securities. If this happens, the entire principal amount of all the outstanding debt securities of that series plus accrued interest to the date of acceleration will be immediately due and payable. At any time after an acceleration, but before a judgment or decree based on the acceleration is obtained by the trustee, the holders of a majority in aggregate principal amount of outstanding debt securities of that series may rescind and annul the acceleration if (1) all events of default (other than nonpayment of accelerated principal, premium or interest) have been cured or waived, (2) all overdue interest and overdue principal has been paid and (3) the rescission would not conflict with any judgment or decree. In addition, if acceleration occurs at any time when our senior credit facility is in full force and effect, the debt securities of that series shall not become payable until the earlier to occur of (1) five business days following the delivery of a written notice of the acceleration of the debt securities of defaulting series to the agent under our senior credit facility and (2) the acceleration of any indebtedness under our senior credit facility.

     If an event of default resulting from certain events of bankruptcy, insolvency or reorganization occurs, the principal, premium and interest amount with respect to all of the debt securities of any series shall be due and payable immediately without any declaration or other act on the part of the trustee or the holders of the debt securities of that series.

     The holders of a majority in principal amount of the outstanding debt securities of a series shall have the right to waive any existing default or compliance with any provision of the indenture or the debt securities of that series and to direct the time, method and place of conducting any proceeding for any remedy available to the trustee, subject to certain limitations specified in the indenture.

     No holder of any debt security of a series will have any right to institute any proceeding with respect to the indenture or for any remedy under the indenture, unless:

     (1) the holder gives to the trustee written notice of a continuing event of default;

     (2) the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series make a written request and offer reasonable indemnity to the trustee to institute proceeding as a trustee;

     (3) the trustee fails to institute proceeding within 60 days of the request; and

     (4) the holders of a majority in aggregate principal amount of the outstanding debt securities of that series do not give the trustee a direction inconsistent with their request during the 60-day period.

     However, these limitations do not apply to a suit instituted for payment on debt securities of any series on or after the due dates expressed in the debt securities.

MODIFICATION AND WAIVER

     From time to time, we and the trustee may, without the consent of holders of the debt securities of one or more series, amend the indenture or the debt securities of one or more series, or supplement the indenture, for certain specified purposes, including:

     (1) to provide that the surviving entity following a change of control of Lamar permitted under the indenture shall assume all of our obligations under the indenture and debt securities;

     (2) to provide for uncertificated debt securities in addition to certificated debt securities;

     (3) to comply with any requirements of the SEC under the Trust Indenture Act of 1939;

     (4) to cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the rights of any holder;

     (5) to issue and establish the form and terms and conditions; and

     (6) to appoint a successor trustee under the indenture with respect to one or more series.

     From time to time we and the trustee may, with the consent of holders of at least a majority in principal amount of the outstanding debt securities, amend or supplement the indenture or the debt securities, or waive compliance in a particular instance by us with any provision of the indenture or the debt securities; but without the consent of each holder affected by the action, we may not modify or supplement the indenture or the debt securities or waive compliance with any provision of the indenture or the debt securities in order to:

     (1) reduce the amount of debt securities whose holders must consent to an amendment, supplement, or waiver to the indenture or the debt security;

     (2) reduce the rate of or change the time for payment of interest;

     (3) reduce the principal of or premium on or change the stated maturity;

     (4) make any debt security payable in money other than that stated in the debt security;

     (5) change the amount or time of any payment required or reduce the premium payable upon any redemption, or change the time before which no redemption of this type may be made;

     (6) waive a default on the payment of the principal of, interest on, or redemption payment;

     (7) take any other action otherwise prohibited by the indenture to be taken without the consent of each holder by affected that action.

DEFEASANCE AND DISCHARGE OF DEBT SECURITIES AND CERTAIN COVENANTS IN CERTAIN CIRCUMSTANCES

     The indenture permits us, at any time, to elect to discharge our obligations with respect to one or more series of debt securities by following certain procedures described in the indenture. These procedures will allow us either:

     (1) to defease and be discharged from any and all of our obligations with respect to any debt securities except for the following obligations (which discharge is referred to as "legal defeasance"):

        (a) to register the transfer or exchange of the debt securities;

        (b) to replace temporary or mutilated, destroyed, lost or stolen debt securities;

        (c) to compensate and indemnify the trustee; or

        (d) to maintain an office or agency in respect of the debt securities and to hold monies for payment in trust; or

     (2) to be released from our obligations with respect to the debt securities under certain covenants contained in the indenture, as well as any additional covenants which may be contained in the applicable prospectus supplement (which release is referred to as "covenant defeasance").

     In order to exercise either defeasance option, we must deposit with the trustee or other qualifying trustee, in trust for this purpose:

     (1) money;

     (2) U.S. Government Obligations (as described below) or Foreign Government Obligations (as described below) which through the scheduled payment of principal and interest in accordance with their terms will provide money; or

     (3) a combination of money and/or U.S. Government Obligations and/or Foreign Government Obligations sufficient in the written opinion of a nationally-recognized firm of independent accountants to provide money;

which in each case specified in clauses (1) through (3) above, provides a sufficient amount to pay the principal of, premium, if any, and interest, if any, on the debt securities of a series, on the scheduled due dates or on a selected date of redemption in accordance with the terms of the indenture.

     In addition, defeasance may be effected only if, among other things:

     (1) in the case of either legal or covenant defeasance, we deliver to the trustee an opinion of counsel, as specified in the indenture, stating that as a result of the defeasance neither the trust nor the trustee will be required to register as an investment company under the Investment Company Act of 1940;

     (2) in the case of legal defeasance, we deliver to the trustee an opinion of counsel stating that we have received from, or there has been published by, the Internal Revenue Service a ruling to the effect that, or there has been a change in any applicable federal income tax law with the effect that, and the opinion shall confirm that, the holders of outstanding debt securities will not recognize income, gain or loss for United States federal income tax purposes solely as a result of the legal defeasance and will be subject to United States federal income tax on the same amounts, in the same manner, including as a result of prepayment, and at the same times as would have been the case if a defeasance had not occurred;

     (3) in the case of covenant defeasance, we deliver to the trustee an opinion of counsel to the effect that the holders of the outstanding debt securities will not recognize income, gain or loss for United States federal income tax purposes as a result of the covenant defeasance and will be subject to

         United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if a covenant defeasance had not occurred; and

     (4) certain other conditions described in the indenture are satisfied.

     If we fail to comply with our remaining obligations under the indenture and applicable supplemental indenture after a covenant defeasance of the indenture and applicable supplemental indenture, and the debt securities are declared due and payable because of the occurrence of any undefeased event of default, the amount of money and/or U.S. Government Obligations and/or Foreign Government Obligations on deposit with the trustee could be insufficient to pay amounts due under the debt securities of that series at the time of acceleration. We will, however, remain liable in respect of these payments.

     The term "U.S. Government Obligations" as used in the above discussion means securities which are direct obligations of or non-callable obligations guaranteed by the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

     The term "Foreign Government Obligations" as used in the above discussion means, with respect to debt securities of any series that are denominated in a currency other than U.S. dollars (1) direct obligations of the government that issued or caused to be issued the currency for the payment of which obligations its full faith and credit is pledged or (2) obligations of a person controlled or supervised by or acting as an agent or instrumentality of that government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by that government, which in either case under clauses (1) or (2), are not callable or redeemable at the option of the issuer.

GUARANTEES

     One or more guarantors may guarantee our payment obligation under any series of debt securities. The terms of these guarantees, if any, will be set forth in the applicable prospectus supplement.

REGARDING THE TRUSTEE

     We will identify the trustee with respect to any series of debt securities in the prospectus supplement relating to the debt securities. You should note that if the trustee becomes a creditor of Lamar, the indenture and the Trust Indenture Act of 1939 limit the rights of the trustee to obtain payment of claims in certain cases, or to realize on certain property received in respect of certain claims, as security or otherwise. The trustee and its affiliates may engage in, and will be permitted to continue to engage in, other transactions with us and our affiliates. If, however, the trustee, acquires any "conflicting interest" within the meaning of the Trust Indenture Act of 1939, it must eliminate the conflict or resign.

     The holders of a majority in principal amount of the then outstanding debt securities of any series may direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee. If an event of default occurs and is continuing, the trustee, in the exercise of its rights and powers, must use the degree of care and skill of a prudent person in the conduct of his or her own affairs. Subject to this provision, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any of the holders of the debt securities, unless they have offered to the trustee reasonable indemnity or security.

                         DESCRIPTION OF PREFERRED STOCK

     We currently have authorized 1,000,000 shares of undesignated preferred stock, 5,719.49 of which are issued and outstanding as Series AA Preferred Stock as of the date of this prospectus. Under Delaware law and our certificate of incorporation, we may issue additional shares of undesignated preferred stock from time to time, in one or more classes or series, as authorized by the board of directors, generally without the approval of the stockholders.

     Subject to limitations prescribed by Delaware law and our certificate of incorporation and by-laws, the board of directors can fix the number of shares constituting each class or series of preferred stock and the designations, powers, preferences and other rights of that series as well as the qualifications, limitations or restrictions on those powers, preferences and rights. These may include provisions concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and any other subjects or matters the board of directors or duly authorized committee may fix by resolution.

     The board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of discouraging a takeover or other transaction that holders of some, or a majority, of the shares might believe to be in their best interests or in which holders of some, or a majority, of the shares might receive a premium for their shares over the then-market price of the shares.

     If we offer a specific class or series of preferred stock under this prospectus, we will describe the terms of the preferred stock in the prospectus supplement for the offering and will file a copy of the certificate of designation establishing these terms with the SEC. This description will include:

     (1) the title and stated value;

     (2) the number of shares offered, the liquidation preference per share and the purchase price;

     (3) the dividend rate(s), period(s) and/or payment date(s), or method(s) of calculation for these dividends;

     (4) whether dividends will be cumulative or non-cumulative and, if cumulative, the date from which dividends will accumulate;

     (5) the procedures for any auction and remarketing, if any;

     (6) the provisions for a sinking fund, if any;

     (7) the provisions for redemption, if applicable;

     (8) any listing of the preferred stock on any securities exchange or market;

     (9) whether the preferred stock will be convertible into our Class A common stock, and, if applicable, the conversion price (or how it will be calculated) and conversion period;

     (10) whether the preferred stock will be exchangeable into debt securities, and, if applicable, the exchange price (or how it will be calculated) and exchange period;

     (11) voting rights, if any, of the preferred stock;

     (12) whether interests in the preferred stock will be represented by depositary shares;

     (13) a discussion of any material and/or special United States federal income tax considerations applicable to the preferred stock;

     (14) the relative ranking and preferences of the preferred stock as to dividend rights and rights upon liquidation, dissolution or winding up of the affairs of Lamar;

     (15) any limitations on issuance of any class or series of preferred stock ranking senior to or on a parity with the series of preferred stock as to dividend rights and rights upon liquidation, dissolution or winding up of Lamar; and

     (16) any other specific terms, preferences, rights, limitations or restrictions of the preferred stock.

     The preferred stock offered by this prospectus will, when issued, be fully paid and nonassessable and will not have, or be subject to, any preemptive or similar rights.

     Unless we specify otherwise in the applicable prospectus supplement, the preferred stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of Lamar, rank as follows:

     (1) senior to all classes or series of our Class A common stock, and to all equity securities issued by us the terms of which specifically provide that the equity securities rank junior to the preferred stock with respect to these rights;

     (2) on a parity with all equity securities issued by us that do not rank senior or junior to the preferred stock with respect to these rights; and

     (3) junior to all equity securities issued by us the terms of which do not specifically provide that they rank on a parity with or junior to the preferred stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of Lamar (including any entity with which we may be merged or consolidated or to which all or substantially all of our assets may be transferred or which transfers all or substantially all of our assets).

As used for these purposes, the term "equity securities" does not include convertible debt securities.

                   DESCRIPTION OF LAMAR CLASS A COMMON STOCK

GENERAL

     Lamar's authorized common stock consists of 175,000,000 shares of Class A common stock and 37,500,000 shares of Class B Common Stock. At August 8, 2003, there were 86,831,208 shares of Class A common stock and 16,417,073 shares of Class B common stock issued and outstanding.

VOTING RIGHTS; CONVERSION OF CLASS B COMMON STOCK

     The Class A common stock and Class B common stock have the same rights and powers, except that a share of Class A common stock entitles the holder to one vote and a share of Class B common stock entitles the holder to ten votes. Except as required by Delaware law, the holders of Class A common stock and Class B common stock vote together as a single class. Each share of Class B common stock is convertible at the option of its holder into one share of Class A common stock at any time. In addition, each share of Class B common stock converts automatically into one share of Class A common stock upon the sale or other transfer of a share of Class B common stock to a person who, or entity which, is not a Permitted Transferee. "Permitted Transferees" include (1) Kevin
P. Reilly, Sr.; (2) a descendant of Kevin P. Reilly, Sr.; (3) a spouse or surviving spouse (even if remarried) of any individual named or described in (1) or (2) above; (4) any estate, trust, guardianship, custodianship, curatorship or other fiduciary arrangement for the primary benefit of any one or more of the individuals named or described in (1), (2) and (3) above; and (5) any corporation, partnership, limited liability company or other business organization controlled by and substantially all of the interests in which are owned, directly or indirectly, by any one or more of the individuals and entities named or described in (1), (2), (3) and (4) above. Furthermore, each share of Class B common stock converts automatically into one share of Class A common stock in the event that the number of outstanding shares of Class B common stock falls below 10% of the total number of outstanding shares of Class A and Class B common stock taken together.

     Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of any class of common stock is required to approve any amendment to the certificate of incorporation that would increase or decrease the par value of that class, or modify or change the powers, preferences or special rights of the shares of any class so as to affect that class adversely. Our certificate of incorporation, however, allows for amendments to increase or decrease the number of authorized shares of Class A common stock or Class B common stock without a separate vote of either class.

DIVIDENDS; LIQUIDATION RIGHTS

     All of the outstanding shares of common stock are fully paid and nonassessable. In the event of the liquidation or dissolution of Lamar, following any required distribution to the holders of outstanding shares of preferred stock, the holders of common stock are entitled to share pro rata in any balance of the corporate assets available for distribution to them. We may pay dividends if, when and as declared by the board of directors from funds legally available therefor, subject to the restrictions set forth in our existing indentures and our senior credit facility. Subject to the preferential rights of the holders of any class of preferred stock, holders of shares of common stock are entitled to receive dividends as may be declared by the board of directors out of funds legally available for that purpose. No dividend may be declared or paid in cash or property on any share of either class of common stock unless simultaneously the same dividend is declared or paid on each share of the other class of common stock, provided that, in the event of stock dividends, holders of a specific class of common stock shall be entitled to receive only additional shares of that class.

OTHER PROVISIONS

     The common stock is redeemable in the manner and on the conditions permitted under Delaware law and as may be authorized by the board of directors. Holders of common stock have no right to subscribe to new issuances of common stock. Any outstanding shares of Class A or Class B common stock, which Lamar subdivides by stock split or recapitalization, or combines by reverse stock split or otherwise, will be subdivided or combined on an equal basis.

TRANSFER AGENT

     American Stock Transfer and Trust Company serves as the transfer agent and registrar for the Class A common stock.

SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

     We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns (or, in certain cases, within three years prior, did own) 15% or more of the corporation's voting stock. Under
Section 203, a business combination between us and an interested stockholder is prohibited unless it satisfies one of the following conditions: (1) our board of directors must have previously approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder or (2) on consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder), shares owned by (a) persons who are directors and also officers and (b) employee stock plans, in certain instances) or (3) the business combination is approved by our board of directors and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

                            DESCRIPTION OF WARRANTS

GENERAL

     We may issue warrants to purchase debt securities (which we refer to as debt warrants), preferred stock (which we refer to as preferred stock warrants) or Class A common stock (which we refer to as Class A common stock warrants). Any of these warrants may be issued independently or together with any other securities offered by this prospectus and may be attached to or separate from the other securities. If warrants are issued, they will be issued under warrant agreements to be entered into between us and a bank or trust company, as warrant agent, all of which will be described in the prospectus supplement relating to the warrants being offered.

DEBT WARRANTS

     We will describe the terms of debt warrants offered the applicable prospectus supplement, the warrant agreement relating to the debt warrants and the debt warrant certificates representing the debt warrants, including the following:

     (1) the title;

     (2) the aggregate number offered;

     (3) their issue price or prices;

     (4) the designation, aggregate principal amount and terms of the debt securities purchasable upon exercise, and the procedures and conditions relating to exercise;

     (5) the designation and terms of any related debt securities and the number of debt warrants issued with each security;

     (6) the date, if any, on and after which the debt warrants and the related debt securities will be separately transferable;

     (7) the principal amount of debt securities purchasable upon exercise, and the price at which that principal amount of debt securities may be purchased upon exercise;

     (8) the commencement and expiration dates of the right to exercise;

     (9) the maximum or minimum number which may be exercised at any time;

     (10) a discussion of the material United States federal income tax considerations applicable to exercise; and

     (11) any other terms, procedures and limitations relating to exercise.

     Debt warrant certificates will be exchangeable for new debt warrant certificates of different denominations, and debt warrants may be exercised at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement. Before exercising their debt warrants, holders will not have any of the rights of holders of the securities purchasable upon exercise and will not be entitled to payments of principal of, or premium, if any, or interest, if any, on the securities purchasable upon exercise.

OTHER WARRANTS

     The applicable prospectus supplement will describe the following terms of preferred stock warrants or class a common stock warrants offered under this prospectus:

     (1) the title;

     (2) the securities issuable upon exercise;

     (3) the issue price or prices;

     (4) the number of warrants issued with each share of preferred stock or Class A common stock;

     (5) any provisions for adjustment of (a) the number or amount of shares of preferred stock or Class A common stock receivable upon exercise of the warrants or (b) the exercise price;

     (6) if applicable, the date on and after which the warrants and the related preferred stock or Class A common stock will be separately transferable;

     (7) if applicable, a discussion of the material United States federal income tax considerations applicable to the exercise of the warrants;

     (8) any other terms, including terms, procedures and limitations relating to exchange and exercise;

     (9) the commencement and expiration dates of the right to exercise; and

     (10) the maximum or minimum number that may be exercised at any time.

EXERCISE OF WARRANTS

     Each warrant will entitle the holder to purchase for cash the principal amount of debt securities or shares of preferred stock or Class A common stock at the applicable exercise price set forth in, or determined as described in, the applicable prospectus supplement. Warrants may be exercised at any time up to the close of business on the expiration date set forth in the applicable prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

     Warrants may be exercised by delivering to the corporation trust office of the warrant agent or any other officer indicated in the applicable prospectus supplement (a) the warrant certificate properly completed and duly executed and
(b) payment of the amount due upon exercise. As soon as practicable following exercise, we will forward the debt securities or shares of preferred stock or Class A common stock purchasable upon exercise. If less than all of the warrants represented by a warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants.

                              PLAN OF DISTRIBUTION

WE MAY SELL THE SECURITIES BEING OFFERED BY US IN THIS PROSPECTUS:

     (1) directly to purchasers;

     (2) through agents;

     (3) through dealers;

     (4) through underwriters; or

     (5) through a combination of any of these methods of sale.

     We and our agents and underwriters may sell the securities being offered by us in this prospectus from time to time in one or more transactions:

     (1) at a fixed price or prices, which may be changed;

     (2) at market prices prevailing at the time of sale;

     (3) at prices related to the prevailing market prices; or

     (4) at negotiated prices.

     We may solicit directly offers to purchase securities. We may also designate agents from time to time to solicit offers to purchase securities. Any agent, who may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933, may then resell the securities to the public at varying prices to be determined by that agent at the time of resale.

     If we use underwriters to sell securities, we will enter into an underwriting agreement with them at the time of the sale to them. We have filed a copy of the proposed form of underwriting agreement as an exhibit to the registration statement in which this prospectus is included. The names of the underwriters will be set forth in the prospectus supplement that will be used by them together with this prospectus to make resales of the securities to the public. In connection with the sale of the securities offered, these underwriters may be deemed to have received compensation from us in the form of underwriting discounts or commissions. Underwriters may also receive commissions from purchasers of the securities.

     Underwriters may also use dealers to sell securities. If this happens, these dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents.

     Any underwriting compensation paid by us to underwriters in connection with the offering of the securities offered in this prospectus, and any discounts, concessions or commissions allowed by underwriters to participating dealers, will be set forth in the applicable prospectus supplement.

     Underwriters, dealers, agents and other persons may be entitled, under agreements that may be entered into with us, to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribution with respect to payments that they may be required to make in respect of these liabilities. Underwriters and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

     If so indicated in the applicable prospectus supplement, we will authorize underwriters, dealers, or other persons to solicit offers by certain institutions to purchase the securities offered by us under this prospectus pursuant to contracts providing for payment and delivery on a future date or dates. The obligations of any purchaser under any these contracts will be subject only to those conditions described in the applicable prospectus supplement, and the prospectus supplement will set forth the price to be paid for securities pursuant to these contracts and the commissions payable for solicitation of these contracts.

     Any underwriter may engage in over-allotment, stabilizing and syndicate short covering transactions and penalty bids only in compliance with Regulation M of the Securities Exchange Act of 1934. If we offer securities in an "at the market" offering, stabilizing transactions will not be permitted. Over-allotment involves sales in excess of the offering size, which creates a short position. Stabilizing transactions involve bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Syndicate short covering transactions involve purchases of securities in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the underwriters to reclaim selling concessions from dealers when the securities originally sold by the dealers are purchased in covering transactions to cover syndicate short positions. These transactions may cause the price of the securities sold in an offering to be higher than it would otherwise be. These transactions, if commenced, may be discontinued by the underwriters at any time.

     Each series of securities offered under this prospectus will be a new issue with no established trading market, other than the Class A common stock, which is listed on the Nasdaq National Market. Any shares of common stock sold pursuant to a prospectus supplement will be listed on the Nasdaq National Market, subject to official notice of issuance. Any underwriters to whom we sell securities for public offering and sale may make a market in the securities, but these underwriters will not be obligated to do so and may discontinue any market making at any time without notice. We may elect to list any of the securities we may offer from time to time for trading on an exchange or on the Nasdaq National Market, but we are not obligated to do so.

     The anticipated date of delivery of the securities offered hereby will be set forth in the applicable prospectus supplement relating to each offering.

                                 LEGAL MATTERS

     Palmer & Dodge LLP, Boston, Massachusetts, counsel to Lamar, will give Lamar an opinion on the validity of the securities offered by this prospectus and any accompanying prospectus supplement.

                                    EXPERTS

     The consolidated financial statements of Lamar Advertising Company and subsidiaries and Lamar Media Corp. and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002 have been incorporated by reference in this registration statement in reliance upon the reports of KPMG LLP, independent accountants, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the 2002 consolidated financial statements refer to the adoption of the provisions of Statement of Financial Accounting Standards (SFAS) No. 141, "Business Combinations," and certain provisions of SFAS No. 142, "Goodwill and Other Intangible Assets," as required for goodwill and intangible assets resulting from business combinations consummated after June 30, 2001 and the full adoption of SFAS No. 142 on January 1, 2002.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following is an estimate of the fees and expenses, other than underwriting discounts and commissions, payable or reimbursable by us in connection with the issuance and distribution of the offered securities offered by this prospectus.

SEC registration fee........................................   $ 23,299
Printing and engraving expenses.............................    300,000
Legal fees and expenses.....................................    200,000
Accounting fees and expenses................................     50,000
Rating agency fees..........................................     50,000
Transfer agent fees and expenses............................     15,000
Fees and expenses of the Trustee............................     15,000
Miscellaneous...............................................     11,701
                                                               --------
     Total..................................................   $665,000
                                                               ========

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law (the "DGCL") grants us the power to indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interests, and with to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided, however, no indemnification shall be made in connection with any proceeding brought by or in our right where the person involved is adjudged to be liable to us except to the extent approved by a court.

     Our By-laws provide that any person who is made a party to any action or proceeding because such person is or was our director or officer will be indemnified and held harmless against all claims, liabilities and expenses, including those expenses incurred in defending a claim and amounts paid or agreed to be paid in connection with reasonable settlements made before final adjudication with the approval of the Board of Directors, if such person has not acted, or in the judgment of our shareholders or directors has not acted, with willful or intentional misconduct. The indemnification provided for in our By-laws is expressly not exclusive of any other rights to which those seeking indemnification may be entitled as a matter of law.

     Our Certificate of Incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, whether or not an individual continues to be a director at the time such liability is asserted, except for liability (i) for any breach of the director's duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, relating to prohibited dividends or distributions or the repurchase or redemption of stock, or (iv) for any transaction from which the director derives an improper personal benefit.

     We carry Directors' and Officers' insurance which covers our directors and officers against certain liabilities they may incur when acting in their capacity as directors or officers.

ITEM 16.  EXHIBITS

     See Exhibit Index immediately following signature pages.

ITEM 17.  UNDERTAKINGS

     (a) The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section 15(d) of the Securities Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referred to in Item 15 hereof, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (d) The undersigned registrant hereby undertakes to file an application determining the eligibility of the trustee to act under subsection (a) of
Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305 (b)(2) of the Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVERTISING COMPANY

                                          By:   /s/ KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

       /s/ KEVIN P. REILLY, JR.              Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
         Kevin P. Reilly, Jr.

          /s/ KEITH A. ISTRE                Principal Financial and       September 11, 2003
--------------------------------------         Accounting Officer
            Keith A. Istre

         /s/ CHARLES W. LAMAR                       Director              September 11, 2003
--------------------------------------
           Charles W. Lamar

       /s/ ANNA REILLY CULLINAN                     Director              September 11, 2003
--------------------------------------
         Anna Reilly Cullinan

         /s/ STEPHEN MUMBLOW                        Director              September 11, 2003
--------------------------------------
           Stephen Mumblow

      /s/ JOHN MAXWELL HAMILTON                     Director              September 11, 2003
--------------------------------------
        John Maxwell Hamilton

       /s/ THOMAS REIFENHEISER                      Director              September 11, 2003
--------------------------------------
         Thomas Reifenheiser

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          AMERICAN SIGNS, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          CANADIAN TODS LIMITED

                                          By:   /s/ KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

       /s/ KEVIN P. REILLY, JR.              Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
         Kevin P. Reilly, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

       INTERSTATE LOGOS, L.L.C              Sole and Managing Member      September 11, 2003

 By:     Lamar Media Corp., its sole
             and managing member

 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          COLORADO LOGOS, INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          DELAWARE LOGOS, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

       INTERSTATE LOGOS, L.L.C.            Sole and Managing Member**     September 11, 2003

 By:          LAMAR MEDIA CORP.
           Sole and Managing Member

 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          FLORIDA LOGOS, INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          GEORGIA LOGOS, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers a of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

       INTERSTATE LOGOS, L.L.C.            Sole and Managing Member**     September 11, 2003

 By:          LAMAR MEDIA CORP.,
         its Sole and Managing Member

 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          HARDIN DEVELOPMENT CORPORATION

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          INTERSTATE LOGOS, L.L.C.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

          LAMAR MEDIA CORP.                Sole and Managing Member**     September 11, 2003

 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          KANSAS LOGOS INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          KENTUCKY LOGOS, LLC

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

       INTERSTATE LOGOS, L.L.C.            Sole and Managing Member**     September 11, 2003

 By:          LAMAR MEDIA CORP.,
         its Sole and Managing Member

 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVAN, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVANTAGE GP COMPANY, LLC

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

     LAMAR CENTRAL OUTDOOR, INC.           Sole and Managing Member**     September 11, 2003

 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVANTAGE HOLDING COMPANY

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVANTAGE LP COMPANY, LLC

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

     LAMAR CENTRAL OUTDOOR, INC.           Sole and Managing Member**     September 11, 2003

 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                            TITLE                     DATE
              ---------                            -----                     ----

           /s/ SEAN REILLY                  President and Chief       September 11, 2003
--------------------------------------       Operating Officer
             Sean Reilly                    (Principal Executive
                                                  Officer)

          /s/ KEITH A. ISTRE                Treasurer and Chief       September 11, 2003
--------------------------------------       Financial Officer
            Keith A. Istre                (Principal Financial and
                                            Accounting Officer)

   LAMAR ADVANTAGE GP COMPANY, LLC            General Partner         September 11, 2003

 By:     LAMAR CENTRAL OUTDOOR, INC.
             its Managing Member

 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVERTISING OF COLORADO SPRINGS,
                                          INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVERTISING OF KENTUCKY, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVERTISING OF LOUISIANA, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

      THE LAMAR COMPANY, L.L.C.            Sole and Managing Member**     September 11, 2003

 By:          LAMAR MEDIA CORP.
           Sole and Managing Member

 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVERTISING OF MICHIGAN, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVERTISING OF OKLAHOMA, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVERTISING OF PENN, LLC

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

      THE LAMAR COMPANY, L.L.C.            Sole and Managing Member**     September 11, 2003

 By:          LAMAR MEDIA CORP.,
         its Sole and Managing Member

 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVERTISING OF SOUTH DAKOTA,
                                          INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVERTISING OF YOUNGSTOWN, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ADVERTISING SOUTHWEST, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR AIR, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

      THE LAMAR COMPANY, L.L.C.            Sole and Managing Member**     September 11, 2003

 By:          LAMAR MEDIA CORP.,
         its Sole and Managing Member

 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR BENCHES, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR CENTRAL OUTDOOR, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR DOA TENNESSEE HOLDINGS, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR DOA TENNESSEE, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR ELECTRICAL, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR FLORIDA, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR I-40 WEST, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR MEDIA CORP.

                                          By:   /s/ KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                            TITLE                       DATE
---------                                            -----                       ----

       /s/ KEVIN P. REILLY, JR.              Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
         Kevin P. Reilly, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR OCI NORTH CORPORATION

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR OCI SOUTH CORPORATION

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly


          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer


       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.


        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand


     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR OHIO OUTDOOR HOLDING CORP.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly


          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer


       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.


        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand


     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR OKLAHOMA HOLDING COMPANY, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly


          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer


       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.


        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand


     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR PENSACOLA TRANSIT, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly


          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer


       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.


        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand


     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR PINNACLE ACQUISITION CO.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer


       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.


        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand


     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR T.T.R., L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)


          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)


LAMAR ADVERTISING OF YOUNGSTOWN, INC.      Sole and Managing Member**     September 11, 2003


 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR TENNESSEE, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)


          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)


      THE LAMAR COMPANY, L.L.C.            Sole and Managing Member**     September 11, 2003


 By:          LAMAR MEDIA CORP.,
         its Sole and Managing Member


 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR TEXAS GENERAL PARTNER, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly


          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer


       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.


        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand


     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR TEXAS LIMITED PARTNERSHIP

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                  Officer) and Director of the
                                                General Partner

          /s/ KEITH A. ISTRE             Treasurer and Chief Executive    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                and Accounting Officer) and
                                            Director of the General
                                                    Partner

  LAMAR TEXAS GENERAL PARTNER, INC.             General Partner           September 11, 2003


 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

       /s/ KEVIN P. REILLY, JR.                    Director**             September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                     Director**             September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                   Director**             September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

---------------

** Director of the General Partner.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LAMAR TRANSIT ADVERTISING OF
                                          NEW ORLEANS, LLC

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

    TRIUMPH OUTDOOR HOLDINGS, LLC          Sole and Managing Member**     September 11, 2003


 By:          LAMAR MEDIA CORP.
           Sole and Managing Member


 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          LC BILLBOARD, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

       INTERSTATE LOGOS, L.L.C.            Sole and Managing Member**     September 11, 2003


 By:          LAMAR MEDIA CORP.
           Sole and Managing Member


 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          MAINE LOGOS, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

       INTERSTATE LOGOS, L.L.C.            Sole and Managing Member**     September 11, 2003


 By:          LAMAR MEDIA CORP.
           Sole and Managing Member


 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          MICHIGAN LOGOS, INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          MINNESOTA LOGOS, INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          MISSISSIPPI LOGOS, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

       INTERSTATE LOGOS, L.L.C.            Sole and Managing Member**     September 11, 2003


 By:          LAMAR MEDIA CORP.,
             its Managing Member


 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          MISSOURI LOGOS, LLC

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

       INTERSTATE LOGOS, L.L.C.            Sole and Managing Member**     September 11, 2003


 By:          LAMAR MEDIA CORP.,
         its Sole and Managing Member


 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          NEBRASKA LOGOS, INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          NEVADA LOGOS, INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          NEW JERSEY LOGOS, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

       INTERSTATE LOGOS, L.L.C.            Sole and Managing Member**     September 11, 2003


 By:          LAMAR MEDIA CORP.,
         its Sole and Managing Member


 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          NEW MEXICO LOGOS, INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          OHIO LOGOS, INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          OKLAHOMA LOGOS, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

       INTERSTATE LOGOS, L.L.C.            Sole and Managing Member**     September 11, 2003


 By:          LAMAR MEDIA CORP.,
         its Sole and Managing Member


 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          OUTDOOR MARKETING SYSTEMS, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          OUTDOOR MARKETING SYSTEMS, LLC

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

   OUTDOOR MARKETING SYSTEMS, INC.         Sole and Managing Member**     September 11, 2003


 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          OUTDOOR PROMOTIONS WEST, LLC

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

    TRIUMPH OUTDOOR HOLDINGS, LLC          Sole and Managing Member**     September 11, 2003


 By:     LAMAR CENTRAL OUTDOOR, INC.,
         its Sole and Managing Member


 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          PARSONS DEVELOPMENT COMPANY

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          REVOLUTION OUTDOOR ADVERTISING, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          SOUTH CAROLINA LOGOS, INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          STOKELY AD AGENCY, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

     LAMAR CENTRAL OUTDOOR, INC.           Sole and Managing Member**     September 11, 2003


 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          TENNESSEE LOGOS, INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

                                                    Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

                                                    Director              September 11, 2003
--------------------------------------
             Sean Reilly

                                                    Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          TEXAS LOGOS, L.P.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

        OKLAHOMA LOGOS, L.L.C.                  General Partner           September 11, 2003


 By:      INTERSTATE LOGOS, L.L.C.,
             its Managing Member


 By:          LAMAR MEDIA CORP.,
             its Managing Member


 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          THE LAMAR COMPANY, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

          LAMAR MEDIA CORP.                Sole and Managing Member**     September 11, 2003


 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          TLC PROPERTIES II, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          TLC PROPERTIES, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          TLC PROPERTIES, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

         TLC PROPERTIES, INC.              Sole and Managing Member**     September 11, 2003


 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          TRANS WEST OUTDOOR ADVERTISING, INC.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY                   Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
             Sean Reilly

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

     /s/ T. EVERETT STEWART, JR.                    Director              September 11, 2003
--------------------------------------
       T. Everett Stewart, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          TRANSIT AMERICA LAS VEGAS, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

    TRIUMPH OUTDOOR HOLDINGS, LLC          Sole and Managing Member**     September 11, 2003


 By:     LAMAR CENTRAL OUTDOOR, INC.,
             its Managing Member


 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          TRIUMPH OUTDOOR HOLDINGS, LLC

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

     LAMAR CENTRAL OUTDOOR, INC.           Sole and Managing Member**     September 11, 2003


 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

    TRIUMPH OUTDOOR HOLDINGS, LLC          Sole and Managing Member**     September 11, 2003


 By:     LAMAR CENTRAL OUTDOOR, INC.,
         its Sole and Managing Member


 By:           /s/ SEAN REILLY
        ------------------------------
                 Sean Reilly
                  President

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          UTAH LOGOS, INC.

                                          By:  /s/ T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                                         President

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

     /s/ T. EVERETT STEWART, JR.             Director and Principal       September 11, 2003
--------------------------------------         Executive Officer
       T. Everett Stewart, Jr.

          /s/ KEITH A. ISTRE                 Director and Principal       September 11, 2003
--------------------------------------      Financial and Accounting
            Keith A. Istre                          Officer

       /s/ KEVIN P. REILLY, JR.                     Director              September 11, 2003
--------------------------------------
         Kevin P. Reilly, Jr.

           /s/ SEAN REILLY                          Director              September 11, 2003
--------------------------------------
             Sean Reilly

        /s/ GERALD H. MARCHAND                      Director              September 11, 2003
--------------------------------------
          Gerald H. Marchand

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          VIRGINIA LOGOS, LLC

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

       INTERSTATE LOGOS, L.L.C.          its Sole and Managing Member**   September 11, 2003


 By:          LAMAR MEDIA CORP.,
         its Sole and Managing Member


 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on September 11, 2003.

                                          WASHINGTON LOGOS, L.L.C.

                                          By:        /s/ SEAN REILLY
                                            ------------------------------------
                                                        Sean Reilly
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     We, the undersigned officers of the Registrant named above, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                              TITLE                       DATE
              ---------                              -----                       ----

           /s/ SEAN REILLY               President and Chief Operating    September 11, 2003
--------------------------------------    Officer (Principal Executive
             Sean Reilly                            Officer)

          /s/ KEITH A. ISTRE             Treasurer and Chief Financial    September 11, 2003
--------------------------------------    Officer (Principal Financial
            Keith A. Istre                  and Accounting Officer)

       INTERSTATE LOGOS, L.L.C.            Sole and Managing Member**     September 11, 2003


 By:          LAMAR MEDIA CORP.
           Sole and Managing Member


 By:       /s/ KEVIN P. REILLY, JR.
        ------------------------------
             Kevin P. Reilly, Jr.
        President and Chief Executive
                   Officer

---------------

** The Registrant has no directors or managers.

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                       DESCRIPTION OF EXHIBIT
-------                      ----------------------
 1.1      Form of Underwriting Agreement. Filed herewith.
 3.1      Certificate of Incorporation of Lamar New Holding Co., as
          amended. Previously filed as Exhibit 3.1 to Lamar
          Advertising Company's Quarterly Report on Form 10-Q for the
          period ended June 30, 1999 (File No. 0-20833) and
          incorporated herein by reference.
 3.2      Certificate of Amendment to the Certificate of Incorporation
          of Lamar New Holding Co. (whereby the name of Lamar New
          Holding Co. was changed to Lamar Advertising Company).
          Previously filed as Exhibit 3.2 to Lamar Advertising
          Company's Quarterly Report on Form 10-Q for the period ended
          June 30, 1999 (File No. 0-20833) and incorporated herein by reference.
 3.3      Certificate of Amendment to the Certificate of Incorporation
          of Lamar Advertising Company. Previously filed as Exhibit
          3.3 to Lamar Advertising Company's Quarterly Report on Form
          10-Q for the period ended June 30, 2000 (File No. 0-30242)
          and incorporated herein by reference.
 3.4      Certificate of Correction of Certificate of Incorporation of
          Lamar Advertising Company. Previously filed as Exhibit 3.4 to Lamar Advertising Company's Quarterly Report on Form 10-Q
          for the period ended September 30, 2000 (File No. 0-30242)
          and incorporated herein by reference.
 3.5      By-Laws. Previously filed as Exhibit 3.3 to the Lamar
          Advertising Company's Quarterly Report on Form 10-Q for the
          period ended June 30, 1999 and incorporated herein by
          reference.
 4.1      Form of Indenture. Filed herewith.
 4.2      Specimen certificate for shares of the Class A common stock of Lamar Advertising Company. Previously filed as Exhibit
          4.1 to Lamar's Registration Statement on Form S-1 (File No.
          333-05479), and incorporated herein by reference.
 4.3*     Certificate of Designation.
 4.4*     Form of Preferred Stock Certificate.
 4.5*     Form of Warrant Agreement.
 4.6*     Form of Warrant.
 5.1      Opinion of Palmer & Dodge LLP. Filed herewith.
12.1      Lamar Advertising Company Computation of Ratio of Earnings
          to Fixed Charges and Preferred Stock Dividends. Filed
          herewith.
23.1      Consent of Palmer & Dodge LLP (included as part of their
          opinion listed as Exhibit 5.1). Filed herewith.
23.2      Consent of KPMG LLP. Filed herewith.
24.1      Powers of Attorney (included on signature pages). Filed
          herewith.
25.1      Statement of Eligibility of Trustee on Form T-1. To be filed separately pursuant to Section 305(b)(2) of the Trust
          Indenture Act of 1939.

---------------

* To be filed by amendment or by a Current Report on Form 8-K pursuant to Item 601(b) of Regulation S-K